Exhibit 10.1

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 1st day of May, 2013, by and between BMR-ROGERS STREET LLC, a Delaware limited liability company (“Landlord”), and IDENIX PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant entered into that certain Lease dated as of September 25, 2012, as the same may have been amended, supplemented or modified from time to time, the “Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord in the building at 320 Bent Street in Cambridge, Massachusetts (the “Building”);

B. WHEREAS, Landlord and Tenant desire to provide a written description of the Phase 3 Tenant Improvements (as defined in the Lease); and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein. The Lease, as amended by this Amendment, is referred to herein as the “Amended Lease.”

2. Phase 3 Tenant Improvements. Pursuant to Section 4.4(a) of the Lease, Landlord and Tenant hereby agree that the Phase 3 Tenant Improvements shall include those items listed on Exhibit A attached hereto and shall be in accordance with the fit plan attached hereto as Exhibit B.

3. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

4. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

5. Effect of Amendment. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Amendment.

6. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

7. Counterparts. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document.

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IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written as a sealed Massachusetts instrument, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Amendment.

LANDLORD:

BMR-ROGERS STREET LLC,

a Delaware limited liability company

By:	/s/ William Kane
Name:	William Kane
Title:	Vice President, Leasing and Development

TENANT:

IDENIX PHARMACEUTICALS, INC.,

a Delaware corporation

By:	/s/ Maria Stahl
Name:	Maria Stahl
Title:	SVP, General Counsel

EXHIBIT A

PHASE 3 TENANT IMPROVEMENTS

•	Install new glass entrance

•	Office areas

•	Flooring to be carpet tiles

•	Ceilings to be ACT

•	Walls to be painted

•	Ready for installation of furniture to suit tenant program

•	Conference rooms

•	Flooring to be carpet tiles

•	Ceilings to be ACT

•	Walls to be painted

•	Restrooms

•	Showers to include tile

•	Ceilings to be ACT

•	Walls to be painted

•	Locker room

•	Kitchenette

•	Cabinets to be installed

•	VCT flooring

•	Ceilings to be ACT

•	Walls to be painted

A-1

EXHIBIT B

FIT PLAN OF PHASE 3 TENANT IMPROVEMENTS

Attached on file at Company

B-1